UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2018

DELMAR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37823	99-0360497
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Suite 720-999 West Broadway Vancouver, British Columbia, Canada	V5Z 1K5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 629-5989

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement

As previously reported, on September 20, 2017, DelMar Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors pursuant to which the Company agreed, among other things, to issue warrants (the “Warrants”) to purchase up to an aggregate of 8,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), exercisable until September 22, 2022 at an exercise price of $1.25 per share (the “Exercise Price”).

Warrant Exercise

On November 25, 2018, the Company entered into Warrant Exercise and Exchange Agreements (the “Warrant Exercise Agreements”) with certain holders (the “Exercising Holders”) of the Warrants. Pursuant to the Warrant Exercise Agreements, in order to induce the Exercising Holders to exercise the Warrants for cash, the Company agreed to reduce the Exercise Price from $1.25 to $0.40 per share. Pursuant to the Warrant Exercise Agreements, the Exercising Holders and the Company agreed that the Exercising Holders will exercise their Warrants with respect to an aggregate of 1,975,000 shares of Common Stock underlying such Warrants (the “Exercised Shares”). The Company expects to receive aggregate gross proceeds before expenses of approximately $790,000 from the exercise of the Warrants.

The Warrants and the Exercised Shares were registered for sale pursuant to a registration statement on Form S-3 (File No. 333-213601), filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on September 13, 2016, which became effective on September 27, 2016, and the related prospectus supplement dated September 20, 2017, as supplemented by the prospectus supplement dated November 25, 2018.

Warrant Exchange

In addition, in order to further induce the Exercising Holders to exercise the Warrants, the Warrant Exercise Agreements also provide for the issuance of one share of Common Stock to the Exercising Holders in exchange for every three shares of Common Stock underlying Warrants held by the Exercising Holders that are not being exercised pursuant to the Warrant Exercise Agreements, if any. The Company expects to issue an aggregate of 991,667 shares of Common Stock in exchange for 2,975,000 exchanged Warrants (“Exchange Shares”), resulting in a 1,983,333 share reduction in the Company’s total shares of Common Stock outstanding on a fully-diluted basis. The Exchange Shares are being issued in a private placement exempt from registration pursuant to Section 4(a)(2) and Regulation D (Rule 506) of the Securities Act.

Pursuant to the Warrant Exercise Agreements, the Company agreed to use commercially reasonable efforts to file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) with the SEC to register the resale of the Exchange Shares on the 30th day following the closing of the transactions contemplated by the Warrant Exercise Agreements (the “Closing Date”) and to cause such registration statement to become effective as soon as possible thereafter, but in no event prior to the 60th day following such closing, and to keep such registration statement effective at all times until the Exercising Holders do now own any Exchange Shares.

Company Lock-Up

Further, in order to induce the Exercising Holders to enter into the Warrant Exercise Agreements, the Company agreed that until the date that is 75 days after the Closing Date, it will not issue additional shares of Common Stock or Common Stock Equivalents (as defined in the Warrant Exercise Agreements), subject to certain exceptions, without the consent of a majority in interest of the Exercising Holders, measured as of November 25, 2018 and based on the amount of Warrants exercised for cash under the Warrant Exercise Agreements.

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Leak-Out Agreements

In connection with the Warrant Exercise Agreements, the Company and each Exercising Holder entered into a leak-out agreement (a “Leak-Out Agreement”) pursuant to which each Exercising Holder agreed that until January 24, 2019 (the “Restricted Period”) each Exercising Holder, will not sell, dispose or otherwise transfer, directly or indirectly, on any trading day, any shares of Common Stock in an amount more than a specified percentage of the reported trading volume of the Common Stock for such trading day, subject to certain exceptions. The aggregate trading volume for all Exercising Holders who execute leak-out agreements will be 30% of the trading volume of the common stock during each trading day during the above-referenced leak-out period, subject to certain exceptions.

The foregoing description is qualified in its entirety by the terms of the Warrant Exercise Agreements and Leak-Out Agreements, forms of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The description of the Warrant Exercise Agreements set forth under Item 1.01 is incorporated herein by reference.

In connection with the issuance of the Exchange Shares, the Company is relying on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) of the Securities Act, based on representations to the Company made by the Exercising Holders that they are “accredited investors” as such term is defined under Regulation D of the Securities Act. Until registered, the Exchange Shares are restricted and may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Warrant Exercise and Exchange Agreement, dated as of November 25, 2018, by and between DelMar Pharmaceuticals, Inc. and the Exercising Holders.
10.2	Form of Leak-Out Agreement, dated as of November 25, 2018, by and between DelMar Pharmaceuticals, Inc. and the Exercising Holders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMAR PHARMACEUTICALS, INC.

Date: November 26, 2018	By:	/s/ Saiid Zarrabian
	Name:	Saiid Zarrabian
	Title:	President and Chief Executive Officer

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